Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.8543%



        Excess Protection Level
          3 Month Average  6.12%
          November, 2000  6.43%
          October, 2000  6.22%
          September, 2000  5.71%


        Cash Yield                                  19.74%


        Investor Charge Offs                        4.46%


        Base Rate                                   8.85%


        Over 30 Day Delinquency                     5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,672,128,513.82